UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2016

ATLAS RESOURCES PUBLIC #18-2009(B) L.P.

(Exact name of registrant specified in its charter)

Delaware	333-150925-02	26-3223040
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership

On July 27, 2016, Atlas Resource Partners, L.P. (“ARP”) and certain of its subsidiaries (collectively with ARP, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court,” and the cases commenced thereby, the “Chapter 11 Filings”). The Chapter 11 Filings are expected to be jointly administered under the caption In re: ATLAS RESOURCE PARTNERS, L.P., et al., and are further described in the Current Report on Form 8-K filed by ARP on July 27, 2016 (File Number 001-35317).

The Debtors include Atlas Resources, LLC, which is the Managing General Partner (the “Managing General Partner”) of ATLAS RESOURCES PUBLIC #18-2009(B) L.P. (the “Partnership”).

The Debtors intend to continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of Chapter 11 and the orders of the Bankruptcy Court. The Debtors expect to consummate the plan of reorganization and emerge from Chapter 11 before the end of the third quarter of 2016.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 26, 2016, the Managing General Partner adopted Amendment No. 1 (the “Amendment”) to the Partnership’s Amended and Restated Certificate and Agreement of Limited Partnership (the “Partnership Agreement”), in accordance with its ability to amend the Partnership Agreement to cure an ambiguity in or correct or supplement any provision of the Partnership Agreement as may be inconsistent with any other provision, to provide that bankruptcy and insolvency events, such as the Chapter 11 Filings, with respect to the Managing General Partner will not cause the Managing General Partner to cease to serve as the Managing General Partner of the Partnership nor cause the termination of the Partnership.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements

When used in this Current Report on Form 8-K, the words “intend”, “expect” and similar expressions are intended to identify forward-looking statements, including statements with respect to the Chapter 11 Filings and the plan of reorganization. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from the results stated or implied in this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly release the results of any revisions to forward-looking statements which we may make to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Amendment No. 1 to Amended and Restated Certificate and Agreement of Limited Partnership of ATLAS RESOURCES PUBLIC #18-2009(B) L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS RESOURCES PUBLIC #18-2009(B) L.P. By: Atlas Resources, LLC, its Managing General Partner

Dated: July 27, 2016	By:	/s/ Jeffrey M. Slotterback
		Name:	Jeffrey M. Slotterback
		Title:	Chief Financial Officer of the Managing General Partner

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 1 to Amended and Restated Certificate and Agreement of Limited Partnership of ATLAS RESOURCES PUBLIC #18-2009(B) L.P.